UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2004

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
SIGNATURES

Item 7.01 Regulation FD Disclosure.

On October 22, 2004, The Progressive Corporation received interrogatories and a subpoena from the Connecticut Attorney General’s Office seeking information as part of its investigation into possible violations of antitrust laws by unnamed persons. Progressive understands that the Connecticut Attorney General has issued numerous subpoenas to members of the insurance industry and that Connecticut is one of several states investigating allegations of price-fixing, bid-rigging and other unlawful conduct by certain insurers, brokers or other industry members. Accordingly, many industry companies have received subpoenas and more may be expected in the future if other states initiate similar investigations. Progressive intends to cooperate fully with the investigation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2004

THE PROGRESSIVE CORPORATION
By:	/s/ Charles E. Jarrett
Name:	Charles E. Jarrett
Title:	Vice President and Secretary